SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2003

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 9. REGULATION FD DISCLOSURE

     On February 6, 2003, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the fourth quarter and full year 2002 and its outlook for 2003. A copy of such press release is included as Exhibit 99.1 hereto.

     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. EST on February 7, 2003. By press release dated January 29, 2003, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and 2003 outlook will be posted on the Investor Relations area of Goodrich’s website prior to the conference call. Excerpts from those written materials relating to the outlook for 2003 are included as Exhibit 99.2 hereto.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: February 7, 2003	By:	/s/ Robert D. Koney, Jr.

Robert D. Koney, Jr. Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated February 6, 2003 titled “Goodrich Announces Fourth Quarter and Full Year 2002 Results”.
Exhibit 99.2	Excerpts from Goodrich Corporation written materials dated February 7, 2003 captioned “Fourth Quarter and Full Year 2002 Performance Review”.

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